SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Section 240.14a-11c or Section 240.14a-12

Chartwell Dividend and Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHARTWELL DIVIDEND AND INCOME FUND, INC.

400 Bellevue Parkway
Wilmington, Delaware 19809

Wilmington, Delaware
March 22, 2004

To Our Shareholders:

      It is our pleasure to invite you to your Fund’s Annual Meeting of Shareholders to be held at the offices of PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, on April 21, 2004, at 8:30 a.m. Formal notice of the Annual Meeting appears on the next page and is followed by the Proxy Statement.

      The only matter upon which you, as a shareholder of the Fund, are being asked to vote on is the election of one Class II Director to serve for a term of three years. The Board of Directors recommends that you elect to the Board the current Director who is standing for election.

      We hope you will be able to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. If you do attend, you may vote in person if you so desire.

      The Annual Report of the Chartwell Dividend and Income Fund, Inc. for the year ended November 30, 2003 has previously been mailed to shareholders of record. The Annual Report is not to be considered proxy soliciting material.

Sincerely,

/s/ Winthrop S. Jessup
WINTHROP S. JESSUP
Chairman

YOUR VOTE IS IMPORTANT

      We consider the vote of each Shareholder important, whatever the number of shares held. Please sign, date and return your proxy in the enclosed envelope at your earliest convenience. The prompt return of your proxy will save expense to your Fund.

CHARTWELL DIVIDEND AND INCOME FUND, INC.

400 Bellevue Parkway
Wilmington, Delaware 19809

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wilmington, Delaware

March 22, 2004

To the Shareholders of

     Chartwell Dividend and Income Fund, Inc.:

      The Annual Meeting of Shareholders of Chartwell Dividend and Income Fund, Inc. (the “Fund”) will be held at PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 21, 2004, at 8:30 a.m., for the following purposes:

1.	To elect one Director of the Fund to hold office for a term of three years and until his successor is duly elected and qualified.

2.	To transact such other business as may properly come before the meeting or adjournments thereof.

      The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 15, 2004 are entitled to receive notice of and to vote at the Meeting. IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

MICHAEL P. MALLOY
Secretary

ANNUAL MEETING OF SHAREHOLDERS

OF
CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

PROXY STATEMENT

March 22, 2004

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chartwell Dividend and Income Fund, Inc., a Maryland corporation (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders to be held at PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 21, 2004, at 8:30 a.m., and at any adjournment thereof (the “Meeting”). This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders, and the accompanying proxy are being mailed to shareholders on or about March 22, 2004.

      The Board of Directors has fixed the close of business on March 15, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the “Record Date”). The outstanding voting shares of the Fund as of the Record Date consisted of 16,376,900 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted “FOR” the election of the nominee for Director (Proposal One). Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 400 Bellevue Parkway, Wilmington, Delaware 19809, by signing another proxy of a later date or by personally voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. With respect to Proposal One, which is a matter to be determined by a plurality of votes cast on such matter, neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the shareholder vote. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on such proposals in the discretion of the person or persons holding the proxies.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on Proposal One will be voted against adjournment as to that proposal.

      Costs of soliciting proxies will be borne by the Fund. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mail, some of the officers of the Fund and persons affiliated with Chartwell Investment Partners, L.P., the Fund’s investment adviser (the “Adviser”), may, without remuneration, solicit proxies personally or by telephone or telefax.

      The Fund prepares and mails to its Shareholders financial reports on a semi-annual basis. The Fund will furnish to Shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for the fiscal year ended November 30, 2003. Requests for such Annual Report should be directed to the Fund c/o SEI Investments Global Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 or telephone toll-free 1-866-585-6552. The Annual Report is not to be regarded as proxy soliciting material.

ELECTION OF DIRECTOR

(Proposal One)

      At the Meeting, shareholders will be asked to elect one (1) Director to the Fund’s Board of Directors. The Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, has nominated Bernard P. Schaffer to serve as a Class II Director to hold office until the Annual Meeting of Shareholders in 2007, or thereafter when his successor is duly elected and qualified. It is the intention of the persons named in the accompanying proxy card to vote in favor of election of Mr. Schaffer.

      Pursuant to the Charter and By-Laws of the Fund, the Board of Directors is divided into three classes, as nearly equal in number as possible. Each Director serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of five Directors, whose class and term of office are as follows: Class I: Messrs. Kenneth F. Herlihy and C. Warren Ormerod – term expires in 2006; Class II: Mr. Bernard P. Schaffer – term expires in 2004; and Class III: Messrs. Winthrop S. Jessup and George W. Grosz – term expires in 2005. All of the current members of the Board of Directors have previously been elected by the Fund’s shareholders.

      Mr. Schaffer is standing for re-election by shareholders to serve as a Class II Director until the Fund’s 2007 Annual Meeting of Shareholders and until his successor has been elected and qualified. The nominee has indicated his intention to continue to serve if elected and has consented to being named in the Proxy Statement. The Board of Directors of the Fund knows of no reason why the nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board of Directors may recommend.

      Directors, including those who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Directors”), shall be elected by the affirmative vote of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. In order for any other persons to be nominated for election to the Board of Directors at this Meeting, the By-Laws require the proposed nominee to notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information required by the Secretary of the Fund. This Proxy Statement is expected to be mailed on March 22, 2004 and, if such occurs, any such notice must be received by the Fund on or before April 1, 2004.

      The following table sets forth certain information regarding the nominee for election as a Class II Director, and each other Director of the Fund whose term of office continues beyond the Meeting:

			Number of
			Funds in
			Fund
		Term of Office	Complex	Principal Occupation(s)
Name, Age	Position(s) Held	and Length of	Overseen by	During Past Five Years;
And Address(1)	with the Fund	Time Served	Director	Other Directorships

Class II Director
(Current Director and Nominee for a Term Expiring at the Annual Meeting to be held in 2007)
INTERESTED DIRECTOR*
Bernard P. Schaffer (59)	Class II Director and Vice President	Current Term expires 2004; Director since 1998	1	Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner of Chartwell G.P., Inc. (since 1997).
Class I Directors
(Term Expiring at the Annual Meeting to be held in 2006)
INDEPENDENT DIRECTORS
Kenneth F. Herlihy (75)	Class I Director	Term expires 2006; Director since 1998	1	Sculptor, who has worked independently since his retirement from the mutual fund industry in 1987.
C. Warren Ormerod (67)	Class I Director	Term expires 2006; Director since 2001	1	Chairman and Managing Director, NorthStar Asset Management (since 2000); Managing Partner, Stratton Management Company (1992- 2000).
Class III Directors
(Term Expiring at the Annual Meeting to be held in 2005)
INDEPENDENT DIRECTOR
George W. Grosz (66)	Class III Director	Term expires 2005; Director since 2000	1	Consultant (since 1996); President and CEO of Meridian Asset Management Co (1994- 1996); Director, FBR National Trust Company (since 2001); Director, Guardian Trust Company FSB (a wholly owned subsidiary of Guardian Life Insurance Company of America) (since 1999).

Number of
Funds in
Fund
		Term of Office	Complex	Principal Occupation(s)
Name, Age	Position(s) Held	and Length of	Overseen by	During Past Five Years;
And Address(1)	with the Fund	Time Served	Director	Other Directorships

INTERESTED DIRECTOR*
Winthrop S. Jessup (58)	Class III Director, Chairman of the Board and President	Term expires 2005; Director since 1998	1	Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997); Director, Georgia Banking Company (since 1998).

*	These Directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in the Adviser and are officers of the Fund.

(1)	Unless otherwise noted, the business address of each officer and Director of the Fund is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

     Officers of the Fund

      The following table shows certain information about the officers of the Fund. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

Name, Address(1)	Position(s) Held with the	Principal Occupation(s)
and Age of Officer	Fund	During Past Five Years

Winthrop S. Jessup (58)	Chairman of the Board, President and Director (since 1998)	See biography above.

Bernard P. Schaffer (59)	Vice President and Director (since 1998)	See biography above.

Kevin A. Melich (61)	Vice President (since 1998)	Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. (since 1997).

Timothy J. Riddle (48)	Vice President and Treasurer (since 1998)	Partner of Chartwell Investment Partners L.P. and of Chartwell G.P., Inc. (since 1997).

G. Gregory Hagar (35)	Vice President (since 1998)	Partner, Chief Financial Officer of Chartwell Investment Partners, L.P. (since 1997).

Andrew S. Toburen (32)	Vice President (since 2003)	Fixed Income Portfolio Manager, Chartwell Investment Partners, L.P. (since 1997).

Michael P. Malloy(2) (44)	Secretary (since 1998)	Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).

Name, Address(1)	Position(s) Held with the	Principal Occupation(s)
and Age of Officer	Fund	During Past Five Years

Maria E. Pollack (58)	Assistant Secretary (since 1998)	Director of Client Administration for Chartwell Investment Partners L.P. (since 1997).

(1)	Unless otherwise noted, the business address of each officer and Director of the Fund is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

(2)	Mr. Malloy’s business address is One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

     Ownership of Fund Shares

      The following table provides information concerning the dollar range of equity securities in the Fund owned beneficially by each Director and nominee for Director as of March 1, 2004:

Aggregate Dollar Range of Equity
Securities in All Funds Overseen
	Dollar Range of Equity Securities	by Director or Nominee in Family
Name of Director/Nominee	in the Fund(1)	of Investment Companies

Independent Directors
George W. Grosz	over $100,000	over $100,000
Kenneth F. Herlihy	$–0–	$–0–
C. Warren Ormerod	$–0–	$–0–
Interested Directors/ Nominees*
Winthrop S. Jessup	$50,001 – $100,000	$50,001 – $100,000
Bernard P. Schaffer	$10,001 – $50,000	$10,001 – $50,000

*	These Directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in the Adviser and are officers of the Fund.

(1)	The information concerning the dollar value of equity securities beneficially owned by each Director is based on statements furnished to the Fund by each Director. All shares represented in this table are owned with sole voting and investment power. None of the Independent Directors or their family members owned beneficially or of record any securities of the Fund’s investment adviser or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

      To the knowledge of the Fund’s management, the current Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund as of the Record Date. As of this date, no person, to the knowledge of the Fund’s management, owned beneficially more than 5% of the voting shares of the Fund.

Compensation of Directors

      No officer or Director of the Fund who is also a director, officer or employee of the investment adviser or its affiliates received any remuneration from the Fund during 2003. The Independent Directors taken as a group were either paid or had accrued Directors’ fees for the fiscal year ended November 30, 2003 in the aggregate amount of $19,750. As of April 16, 2003, the basis of compensation for the Independent Directors is an annual fee of $6,000 per year, plus $1,000 per year for audit committee members and an additional fee of $250 per year for the chairman of the audit committee. Each Independent Director of the Fund is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.

      Drinker Biddle & Reath LLP, of which Michael P. Malloy, Secretary of the Fund, is a partner, received fees during the year ended November 30, 2003 for services rendered as the Fund’s legal counsel.

      The following table provides information concerning the compensation paid by the Fund to Directors for services rendered during the Fund’s fiscal year ended November 30, 2003. The Fund has no bonus, profit sharing, pension or retirement plans.

COMPENSATION TABLE

Total
		Pension or		Compensation
	Aggregate	Retirement		From Fund and
	Compensation	Benefits Accrued	Estimated Annual	Fund Complex
	From	As Part of Fund	Benefits Upon	Paid To
Name of Person	Fund	Expenses	Retirement	Directors

Independent Directors

George W. Grosz	$6,500	$–0–	$–0–	$6,500

Kenneth F. Herlihy	$6,750	$–0–	$–0–	$6,750

C. Warren Ormerod	$6,500	$–0–	$–0–	$6,500

Interested Directors*

Winthrop S. Jessup	$–0–	$–0–	$–0–	$–0–

Bernard P. Schaffer	$–0–	$–0–	$–0–	$–0–

*	These Directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in the Adviser and are officers of the Fund.

Standing Committees and Board of Directors’ Meetings

      The Fund has a standing Audit Committee of the Board comprised of all Directors who are not “interested persons” of the Fund, the Fund’s investment adviser or their affiliates within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange applicable listing standards. Currently, Messrs. Herlihy, Grosz and Ormerod serve as members of the Audit Committee. The Audit Committee is responsible for the selection and engagement of the Fund’s independent auditors (subject to ratification by the Fund’s Independent Directors), including evaluating such auditors’ independence and pre-approving audit and non-audit services, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and accounting. In addition, the Audit Committee serves as the Fund’s Qualified Legal Compliance Committee. The Audit Committee held two meetings during the fiscal year ended November 30, 2003. The Fund has adopted a written Audit Committee Charter, a copy of which is attached to this Proxy Statement as Annex A.

      The Fund also has a standing Nominating Committee of the Board that acts pursuant to a written charter. The Nominating Committee is responsible for selecting and nominating for consideration by the full Board candidates to be considered for election/appointment as additional Independent Directors of the Board. The Nominating Committee currently consists of Messrs. Herlihy, Grosz and Ormerod. None of the members of the Nominating Committee is an “interested person” of the Fund as that term is defined in the 1940 Act and each member of the Nominating Committee is independent as defined under the listing standards of the New York Stock Exchange. A copy of the Nominating Committee’s charter is attached to this Proxy Statement as Annex B. The Nominating Committee did not meet during the fiscal year ended November 30, 2003.

      Other than as described in its charter, the Nominating Committee has not adopted a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. The Nominating Committee does not have at this time specific, minimum qualifications for nominees and has not established formal specific qualities or skills that it regards as necessary for one or more the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant, which may include: whether the person is an “interested person” as defined under the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Fund’s Board of the Directors; whether the person has any relationships that may impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether the person serves on any boards of, or is otherwise affiliated with, competing financial service organizations or their related funds; whether the person is willing to serve and willing and able to commit the time necessary for the performance of duties of a director of the Fund; the contribution which the person can make to the Board and the Fund, with consideration being given to the person’s business acumen, professional experience, education and such other factors as the Committee may consider relevant; and the character and integrity of the person.

      The Nominating Committee will consider Independent Director nominees recommended by shareholders should a vacancy among the Independent Directors arise. Currently, there are no vacancies. Shareholders who wish to recommend a nominee should send a written request addressed to the Secretary of the Fund which includes the shareholder’s contact information, the proposed candidate’s biographical data and qualifications, and all other information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors under Regulation 14A of the Securities Exchange Act of 1934. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the Fund’s shareholders. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals to be included in the Fund’s proxy statement for its next annual meeting. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies among the Independent Directors. All nominee recommendations from Fund shareholders will be acknowledged, although there may be times when the Committee is not actively recruiting new Independent Directors. In those circumstances, the nominee recommendation will be kept on file until active recruitment is under way. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee. The Nominating Committee does not evaluate nominees for Director differently based on whether the nominee is recommended by a security holder. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

      No nominee recommendations have been received by shareholders.

      The Fund has a standing Fair Value Committee whose function is to monitor the valuation of portfolio securities and other investments and, as authorized by the Board of Directors, to make all necessary determinations of fair value for the portfolio holdings for which market quotations are not readily available, after consideration of all relevant factors, and report such determinations to the full Board. The Fair Value Committee consists of six members: two Directors of the Fund (Messrs. Jessup and Schaffer); two officers of the Fund (Messrs. Hagar and Toburen); and two representatives of SEI Investments Global Funds Services, the Fund’s administrator (Jennifer Spratley and Robert Morrow). The Fair Value Committee held two meetings during the fiscal year ended November 30, 2003.

      The Fund has no compensation committee of the Board of Directors.

      During the Fund’s last fiscal year, the Board of Directors held four regularly scheduled meetings. For the fiscal year ended November 30, 2003, each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board held during the period on which he served. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of shareholders but encourages such attendance. Four of the five Directors then in office attended the Fund’s 2003 annual meeting of shareholders.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE TO SERVE AS A DIRECTOR OF THE FUND.

REPORT OF THE AUDIT COMMITTEE;
INFORMATION REGARDING THE FUND’S INDEPENDENT AUDITORS

Selection of Independent Auditors

      The Fund’s Audit Committee has selected, and the Fund’s Independent Directors have ratified the selection of, the firm of PricewaterhouseCoopers LLP (“PwC”), independent public accountants, as independent auditors to audit the financial statements of the Fund for the fiscal year ending November 30, 2004. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of its independent auditors. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.

Report of the Audit Committee

      The Fund’s Board of Directors has adopted and approved a formal written charter for the Audit Committee, which sets forth the Committee’s responsibilities. As required by the charter, the Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board No. 1 and has discussed with PwC its independence with respect to the Fund. The Fund has been advised by PwC that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of January 21, 2004.

      The Fund’s financial statements for the fiscal year ended November 30, 2003 were audited by PwC. The Audit Committee has reviewed and discussed the Fund’s audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors (and the Board approved) that the Fund’s audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended November 30, 2003.

Kenneth F. Herlihy, Chairman of the
Audit Committee
George W. Grosz, Member of the
Audit Committee
C. Warren Ormerod, Member of the
Audit Committee

Audit Fees

      The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $40,000 for the fiscal year ended November 30, 2003 and $43,850 for the fiscal year ended November 30, 2002.

Audit-Related Fees

      No fees were billed by PwC for the fiscal years ended November 30, 2003 and 2002 for any audit-related services.

Tax Fees

      The aggregate fees paid for tax-related services, including tax compliance, tax advice and tax return preparation, rendered by PwC to the Fund were $4,400 for the fiscal year ended November 30, 2003 and $5,500 for the fiscal year ended November 30, 2002.

All Other Fees

      The aggregate fees billed by PwC for all other services to the Fund amounted to $18,540 for each of the fiscal years ending November 30, 2003 and 2002. These fees were for agreed-upon procedures performed on behalf of the Fund to verify compliance with asset coverage and maintenance tests with respect to the Fund’s commercial paper program.

      PwC did not render any audit, audit-related, tax or any other services to the Fund’s investment adviser or entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund for the fiscal year ending November 30, 2003 or for the fiscal year ending November 30, 2002.

Audit Committee Pre-Approval Policies and Procedures

      As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee. The Audit Committee pre-approved audit and non-audit services provided by PwC to the Fund in 2003.

Aggregate Non-Audit Fees

      The aggregate non-audit fees for services provided to the Fund, the Adviser, and any entities that control, are controlled by or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ending November 30, 2003 and 2002 were $22,940 and $24,040, respectively. In recommending the approval of PwC as the Fund’s independent auditors, the Audit Committee considered whether the services described above, including all non-audit services rendered to the Fund, the Adviser or an affiliate of the Adviser that provides ongoing services to the Fund, were compatible with maintaining the independence of PwC.

OTHER BUSINESS

      The management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), a Shareholder must notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information to the Fund as required by the Secretary of the Fund. This Proxy Statement is expected to be mailed to Shareholders on March 22, 2004, and, if such occurs, any such notice must be received by the Fund on or before April 1, 2004.

ADDITIONAL INFORMATION

Investment Adviser and Administrator

      Chartwell Investment Partners, L.P. serves as investment adviser for the Fund and is located at 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312. SEI Investments Global Funds Services serves as administrator for the Fund and is located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act in combination require the Fund’s Directors, officers, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that its Reporting Persons complied with the applicable filing requirements during the fiscal year ended November 30, 2003, except that a Form 4 was not timely filed on behalf of George Grosz, a Director of the Fund, to report his sale of shares of the Fund on October 8, 2003 due to an administrative error. A Form 4 was subsequently filed to report this event.

Shareholder Proposals — 2005 Annual Meeting

      A Shareholder who intends to present a proposal which relates to a proper subject for Shareholder action at the 2005 Annual Meeting of Shareholders, and who wishes such proposal to be considered for inclusion in the Fund’s proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund’s principal executive offices by November 22, 2004. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its Secretary.

Shareholder Communications with the Board of Directors

      Fund shareholders who want to communicate with the Board or any individual Board member with respect to matters relating to the Fund should send a written communication addressed to the Board of Directors or the individual Board member, c/o Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating committee and outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

March 22, 2004

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

Annex A

CHARTWELL DIVIDEND AND INCOME FUND, INC.

Combined

Amended and Restated
Audit Committee Charter
And Qualified Legal Compliance Committee Charter

Statement of Purpose and Policy

      The Audit Committee (“Committee”) of the Board of Directors of Chartwell Dividend and Income Fund, Inc. (the “Fund”) is established by and amongst the Board of Directors for the purpose of overseeing the accounting and financial reporting processes of the Fund and audits of the Fund’s financial statements. The Committee is directly responsible for the appointment, compensation and oversight of the work of any independent accountants employed by the Fund for the purpose of preparing or issuing an audit report or related work. Accordingly, the Committee will assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; (iii) the independent accountants’ qualifications and independence; and (iii) the performance of the Fund’s independent auditors. The Committee will also prepare the audit committee report required by the Securities and Exchange Commission’s proxy rules to be included in the Fund’s annual proxy statement. The Committee will also serve as the Fund’s “Qualified Legal Compliance Committee.”

Summary of Responsibilities

      The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s auditor is responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

      In carrying out its responsibilities, the Committee should remain flexible, in order to react appropriately to changing conditions and legal requirements and to provide assurance to the Board and shareholders that the Fund’s accounting and reporting practices are in accordance with applicable requirements and are of the highest quality. The Committee’s responsibilities include the following:

      1. Pre-Approve Audit and Non-Audit Services.

a. Directly appoint, retain, approve compensation for, evaluate and terminate the independent accountants to the Fund. The Committee will have sole authority to approve all engagement fees and terms as well as all non-audit engagements. The Committee shall also, if applicable, nominate the independent accountants to be proposed for stockholder ratification in any proxy statement. The independent accountants shall report directly to the Committee.

b. Review and approve in advance each audit and non-audit service permitted by appropriate rules or regulations provided to the Fund and each non-audit service provided to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund relating to the operations and financial reporting of the Fund.* The Committee may not delegate this responsibility to the Board but may delegate the authority to grant such pre-approval to one or more Committee members, and further provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner. The foregoing pre-approval requirement with respect to the provision of non-audit services may be waived if (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members by the Committee to whom authority to grant such approvals has been delegated by the Committee.

      2. Review Audit and Financial Statements. Review, in consultation with the independent accountants, the scope of the audit and the results of each external audit of the financial statements of the Fund, each report or opinion rendered by the independent accountants in connection with each audit and each related management letter. Review and discuss the annual and semi-annual financial statements with management. The Committee shall, if applicable, also discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, if any. Consider, in consultation with the independent accountants, the scope and plan of the forthcoming external audit.

      3. Review Information From Accountants. Review with the independent accountants and obtain timely annual reports from them regarding: (i) all critical accounting policies and practices of the Fund; (ii) all alternative treatments of financial information within generally accepted accounting principles that the independent accountants have discussed with management; (iii) the ramifications of the use of such alternative disclosure and treatments, and the treatment the independent accountants prefer; (iv) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences, observations and recommendations regarding internal controls, engagement letter and independence letter; (v) all non-audit services provided to any entity in the Fund that were not pre-approved by the Fund’s audit committee; (vi) any problems, difficulties or restrictions encountered in the audit; (vii) any significant disagreements with management and management’s responses to recommendations made by the independent accountants in connection with the audit (including any accounting adjustments that were noted or proposed by the independent accountant but were not accepted by management because of immateriality or otherwise) and (viii) any communications between the audit team and the independent accountant’s national office with respect to auditing or accounting issues presented by the engagement.

      4. Review Accounting Issues. Review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles, and major issues as to the adequacy of the company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent accountant setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; including analyses of the effects of alternative GAAP methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company; and (iv) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information).

*	The Committee shall also consider whether any non-audit services rendered by the Fund’s independent accountants to the investment adviser and any entity controlling, controlled by or under common control with the investment adviser that were not pre-approved by the Committee are compatible with maintaining the auditor’s independence.

      5. Review Certifying Officer Reports. The Committee will review with the Fund’s principal executive and financial officers, in connection with the certifications required by the Sarbanes-Oxley Act of 2002: (i) all significant deficiencies in the design or operation of the Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize and report the Fund’s financial data; (ii) any material weaknesses in the Fund’s internal controls; and (iii) any fraud, whether or not material, that involved management or other employees with a significant role in the Fund’s internal controls. The Committee will also review the Fund’s independent accountants’ (or other independent accountants’) review of the accounting and internal control procedures of the Fund’s custodian, transfer agent and administrator to check compliance with the rules and regulations of the SEC and other applicable requirements.

      6. Evaluate and Report to the Board Concerning Independent Accountants’ Qualifications. Annually review and evaluate the qualifications, performance and independence of the Fund’s independent accountants and the lead audit partner. In connection with this evaluation, the Committee shall obtain from the Fund’s independent accountants, and conduct a review of, a report describing (i) the independent accountants’ internal quality-control procedures (ii) any material issues raised by the independent accountants’ most recent internal quality control review, peer review or inquiry or investigation by governmental or professional authorities within the preceding five years with respect to one or more of its independent audits carried out by the independent accountants and any steps taken to deal with any such issues and (iii) all relationships between the independent accountant and the Fund, for purposes of assessing the independent accountant’s independence. The Committee shall present its conclusions with respect to this evaluation to the full Board.

      7. Review Accountant Independence and Audit Partner Rotation. Review all factors bearing on the independence of the independent accountants and make a determination that the independent accountants possess the requisite independence necessary under the securities laws and applicable accounting standards in order for the independent accountants to certify the Fund’s financial statements. In connection with this review and evaluation, the Committee shall:

a. Receive a formal written statement from the independent accountants setting forth all relationships with the Fund, consistent with the Independence Standards Board Standard No. 1 — Independence Discussions with Audit Committee.

b. Discuss with the independent accountants any disclosed relationships or services that may impact the objectivity and independence of the independent accountants. In this regard, the Audit Committee shall ensure that the independent accountants submit at least annually to the Audit Committee a formal written statement listing all relationships between the independent accountants and the Fund and any other relationship that may adversely affect the independence of the independent accountants.

c. Discuss with the independent accountants the matters required to be discussed by Statements on Auditing Standards No.61 — Communications with Audit Committees.

d. Take, or recommend that the Board take, appropriate action to ensure the independence of the independent accountants.

e. Confirm that the lead and concurring audit partners(†), have not performed such audit services for the Fund in each of the five previous fiscal years, and other audit partners are rotated every seven years, followed by a two-year time out period.

      8. Resolve Disputes. Resolve any disputes among the Fund’s service contractors and officers and the independent accountants that arise in connection with financial reporting.

†	“Audit Partner” means a member of the Fund’s audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund’s financial statements or who maintains regular contact with the Fund’s management and the Committee. The term includes lead and concurring partners and partners with significant contact with the Fund.

      9. Discuss Financial Exposures. Discuss with the Fund’s officers, the Fund’s major financial exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies.

      10. Report to Board. Report to the entire Board regularly and as requested on the performance of its responsibilities and its findings.

      11. Proxy Statement Disclosure. Prepare, with the assistance of the Fund’s management and Fund counsel, the necessary disclosures required of the Committee in the Fund’s proxy statement in connection with its Annual Meeting of Stockholders.

      12. Complaint Procedure. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal auditing controls or auditing matters and for the confidential, anonymous submission by employees of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter or any other providers of accounting-related services to the Fund of concerns regarding questionable accounting or auditing matters.

      13. Investigate Audit Interference. Investigate any circumstance that comes to the attention of the Committee that indicates that any officer or Board member of the Fund or the Fund’s investment adviser, administrator or distributor, or any person acting under their direction, may have violated applicable regulatory provisions prohibiting: (a) materially false or misleading statements or omissions in connection with any audit of the Fund’s financial statements or the preparation of any document or report required to be filed with the SEC; or (b) actions to fraudulently influence, coerce, manipulate or mislead the Fund’s independent accountants in connection with the rendering of the Fund’s financial statements.

      14. Miscellaneous. Have the power to inquire into any financial matters in addition to those set forth above and perform such other functions as may be assigned to it by law, the Fund’s charter, or by-laws, or by the Board.

      15. Qualified Legal Compliance Committee (“QLCC”) Duties. It is the authority and the responsibility of the Committee as the Fund’s QLCC to:

a. Receive reports of evidence of a material violation by the Fund or any officer, director, employee or agent of the Fund of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a “Material Violation”);

b. Inform the Fund’s Chief Executive Officer (“CEO”) of any report of evidence of a Material Violation except in circumstances provided in applicable laws or regulations;

c. Determine, by majority vote, whether an investigation is necessary regarding any report of evidence of a Material Violation. If it determines an investigation is necessary or appropriate, the QLCC will (i) notify the full Board of Directors, (ii) initiate an investigation, which may be conducted by the CEO or outside attorneys, and (iii) retain expert personnel as the QLCC deems necessary;

d. At the conclusion of the investigation, the QLCC will (i) recommend, by majority vote, that the issuer implement an appropriate response to evidence of a Material Violation, and (ii) inform the CEO and the Board of Directors of the results of the investigation and the appropriate remedial measures to be adopted;

e. Take all other appropriate action, acting by majority vote, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect in to implement an appropriate response that the QLCC has recommended; and

f. Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

Resources and Management Assistance

      Management of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee.

      The Committee has the authority to retain independent counsel and other advisers, as it determines necessary to assist in the conduct of any investigation into any matters within the scope of the Committee’s responsibilities or otherwise to carry out its duties. The Committee will determine the appropriate level of funding for payment of compensation to any independent accountant engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services; compensation of any outside legal, accounting or other advisors employed by the Committee; and ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties.

Meetings

      The Committee shall meet at least twice each year or more often if necessary.

      The Committee will meet, as often it deems necessary, separately with management, the independent accountants and any members of the Fund’s accounting team.

      Minutes of all Committee meetings shall be provided to the Board of Directors.

Additional Matters

      The Committee will engage in an annual self-assessment of the Committee’s fulfillment of its responsibilities.

      The Committee will review and assess the Charter on an annual basis or more often as necessary.

      The Committee will set clear hiring policies for employees of former employees of the independent accountants.

Membership

      The Committee shall consist of at least three directors, all of whom qualify as independent directors of the Fund.

      In order to be considered independent, a Committee member must be “independent” as that term is defined by the New York Stock Exchange, Inc. and may not, other than in his or her capacity as a member of the Committee, the Board of Directors or any other committee of the Board of Directors: (a) be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940; or (b) accept any consulting, advisory or other compensatory fee from the Fund either directly or indirectly, provided that a Committee Member may receive compensation under a retirement plan (including deferred compensation) for prior service with the Fund, provided such compensation is not contingent on continued service.

      Because of the Committee’s demanding role and responsibilities, and the time commitment attendant to Committee membership, each prospective Committee member should evaluate carefully the existing demands on his or her time before accepting this important assignment. No Committee member may serve on the audit committee of more than two other public companies unless the Board of Directors affirmatively determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

      Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors of the Fund in its business judgement, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

      At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Board of Directors of the Fund in its business judgement. The Board may presume that a person who satisfies the definition of audit committee financial expert set forth in Item 401(e) of Regulation S-K is so qualified.

      The directors of the Fund, by resolution adopted by a majority of such Board, may:

1. Fill any vacancy on the Audit Committee;

2. Appoint one or more disinterested directors of the Fund to serve as alternate members of the Audit Committee, to act in the absence or disability of members of the Audit Committee with all the powers of such absent or disabled members; and

3. Remove any director of the Fund from membership on the Audit Committee at any time, with or without cause.

Annex B

Chartwell Dividend and Income Fund, Inc.

(the “Fund”)

Nominating Committee Charter

Nominating Committee Membership

      The Nominating Committee (the “Committee”) shall be composed entirely of independent directors of the Fund in such number as may be determined from time to time by the Board. “Independent Directors” are those directors who are not “interested persons” of the Fund or any investment adviser or principal underwriter of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Mission

      The Committee’s mission is to promote the effective participation of qualified individuals on the Board of Directors and Committees of the Board.

Board Nominations and Functions

      1. The Committee shall be responsible for the selection and recommendation of candidates for election or appointment as Independent Directors of the Fund.

      2. The Committee shall present recommendations to the Board of Directors to fill vacancies or to nominate directors for election by shareholders. In connection with the selection and nomination process, the Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Fund’s investment adviser and other principal service providers. Persons selected as Independent Directors must be independent in terms of both the spirit and letter of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser or service providers.

      3. The Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Governance Matters

      1. Any vacancy in the membership of the Committee shall be filled by the Board of Directors from the membership of the Board.

      2. At all meetings of the Committee a majority of the members of the Committee shall constitute a quorum for the transaction of business. The Board may designate one or more Independent Directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee or for the purpose of any written action by the Committee.

      3. The Committee shall keep, or cause to be kept, adequate minutes of all actions taken at each meeting thereof and shall report to the Board of Directors any and all actions taken by the Committee.

B-1

      4. The Committee shall meet as it deems necessary and appropriate to fulfill its purposes and as circumstances require.

      5. At each meeting of the Board, the minutes of the meeting of the Committee held since the last Board of Directors’ meeting shall be reviewed.

      6. The Committee and each member thereof shall serve at the pleasure of the Board of Directors.

Other Powers and Responsibilities

      1. The Committee shall monitor the performance of legal counsel employed by the Fund and the Independent Directors, and shall be responsible for the supervision of counsel for the Independent Directors.

      2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

      3. The Committee may periodically review this Charter and it may be amended by a vote of a majority of the Committee members.

B-2

FORM OF PROXY CARD

CHARTWELL DIVIDEND AND INCOME FUND, INC.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHARTWELL DIVIDEND AND INCOME FUND, INC. (THE “FUND”) FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2004 AT 8:30 A.M. AT THE OFFICES OF PFPC INC., 103 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      The undersigned hereby appoints Timothy Riddle and G. Gregory Hagar, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Annual Meeting, upon the following matter, and upon any other matter which may properly come before the Annual Meeting, at their discretion.

1.	ELECTION OF DIRECTOR:

Class II Director

(term expires 2007):
     Bernard P. Schaffer

FOR the nominee listed above

WITHHOLD AUTHORITY to vote for the nominee listed above

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE.

      Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of the nominee in Proposal 1. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of shareholders of the Fund and the Proxy Statement.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Sign here exactly as name(s) appear(s) hereon

Date:
IMPORTANT — Joint owners must EACH sign.
When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.